UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 2, 2024

Commission File Number: 001-41430

Pagaya Technologies Ltd.
(Exact name of registrant as specified in its charter)

Israel	98-1704718
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

90 Park Ave, 20th Floor
New York, New York	10016
(Address of principal executive offices)	(Zip Code)
(646) 710-7714
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, no par value	PGY	The NASDAQ Stock Market LLC
Warrants to purchase Class A Ordinary Shares	PGYWW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 2, 2024, Pagaya Technologies Ltd. (the “Company”) appointed Cory Vieira as Chief Accounting Officer and principal accounting officer of the Company.

Prior to joining the Company, Mr. Vieira, 46, was Chief Accounting Officer at BHG Financial, where he oversaw the company's accounting, financial reporting, treasury operations and FP&A for the past 3 years. Prior to BHG Financial, Mr. Vieira spent 10 years at American Express where he held several leadership roles including M&A Controller, Global Merchant Services Business Controller and Global Treasury Controller. Prior to that, Mr. Vieira worked for GE Capital for 4 years structuring debt and equity investments. Mr. Vieira began his career with PricewaterhouseCoopers, where he spent 8 years auditing publicly-traded companies. Mr. Vieira is a CPA licensed in NY State, holds a BS in Accounting from the University at Albany, SUNY, and an MBA from the NYU Stern School of Business.

In connection with the appointment, the Company entered into an offer letter pursuant to which Mr. Vieira will receive: (i) an annual base salary of $375,000, (ii) a 2024 cash bonus of at least $150,000, which shall be repayable to the Company if Mr. Vieira resigns prior to the one year anniversary of his appointment or is terminated for cause during such period, (iii) a one-time cash bonus of $20,000, (iv) an equity grant to be determined by the Compensation Committee of the Company’s Board of Directors, and (iv) eligibility to participate in the Company’s employee benefit plans or programs.

Except as set forth herein, there is no arrangement or understanding between Mr. Vieira and any other person pursuant to which Mr. Vieira was appointed. There are no family relationships between Mr. Vieira and any of the Company’s executive officers or directors. There have been no transactions involving Mr. Vieira that would be required to be disclosed by Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAGAYA TECHNOLOGIES LTD.

Date: December 4, 2024	By:	/s/ Evangelos Perros
	Name:	Evangelos Perros
	Title:	Chief Financial Officer